Income Taxes	9 Months Ended	12 Months Ended
	Sep. 30, 2023	Dec. 31, 2022
Income Taxes [Abstract]
Income Taxes

Note 6 — Income Taxes

Our effective tax rate was 0.00% and 0.50% for the nine months ended September 30, 2023 and 2022, respectively. Differences between the statutory rate and our effective tax rate resulted from changes in valuation allowance and permanent differences for tax purposes in the treatment of certain nondeductible expenses. Our effective tax rate was impacted by indefinite-lived deferred tax liabilities in the 2022 period, resulting primarily from the acquisition of 365 Cannabis in 2021, which cannot be considered as a source of future taxable income available to utilize recorded deferred tax assets based on the Company’s scheduling and the 80% limit on the utilization of net operating loss carry forwards under current U.S. tax law. While there were none in the 2023 period, we paid nominal amounts for income taxes, net of refunds received, in certain state and national jurisdictions during the nine months ended September 30, 2022. Uncertain tax positions of less than $0.1 million were reversed during the nine months ended September 30, 2022 as a result of the Internal Revenue Service’s dismissal of potential penalties.

Note 11 — Income Taxes

The following table sets forth the expense or (benefit) for income taxes:

	Year Ended December 31,
	2022	2021
Current income tax expense (benefit)
U.S. federal	$(50,000)	$—
U.S. state	2,827	4,300
Foreign	6,308	6,270
Total current income taxes	(40,865)	10,570
Deferred income tax benefit
U.S. federal	$(675,290)	$(2,274,295)
U.S. state	—	—
Total deferred income benefit	(675,290)	(2,274,295)
Total income tax benefit	$(716,155)	$(2,263,725)

The following table sets forth reconciliations of the income tax expense at the statutory federal income tax rate to actual expense based on our loss before income taxes:

	Year Ended December 31,
	2022	2021
Income tax expense (benefit) attributable to:
Federal	$(16,749,778)	$(6,692,267)
State, net of federal benefit	(853,392)	(672,148)
Foreign tax rate differential	(11,543)	(138,292)
Permanent differences	472,270	(230,034)
Goodwill impairment	9,172,756	2,658,665
Rate changes	(992)	54,295
Changes in valuation allowance	7,501,917	3,361,603
Provision to return adjustment	62,788	273,489
Deferred true-ups	(247,839)	(928,743)
Other adjustments	(62,342)	49,707
Effective income tax expense (benefit)	$(716,155)	$(2,263,725)

The following table sets forth our deferred income tax assets and liabilities:

	As of December 31,
	2022	2021
Noncurrent deferred tax assets:
Employee compensation	$136,154	$820,410
Debt issuance costs	39,381	138,778
Revenue recognition	64,662	105,735
Settlement accrual	178,549	146,604
Fixed assets	774,936	242,006
Section 174 capitalization	1,121,311	—
Federal and state net operating loss	13,860,338	10,673,908
Foreign net operating loss	4,641,293	4,904,857
Other	280,430	225,340
Total deferred tax assets	$21,097,054	$17,257,638
	As of December 31,
	2022	2021
Noncurrent deferred tax liabilities:
Intangible assets	(1,713,666)	(6,051,459)
Total deferred tax liabilities	$(1,713,666)	$(6,051,459)
Valuation allowance	(19,383,388)	(11,881,470)
Deferred tax asset (liability), net after valuation allowance	$—	$(675,291)

During the year ended December 31, 2022, valuation allowances on deferred tax assets that are not anticipated to be realized increased by $7.5 million, substantially all of which was recorded to deferred expense while an insignificant portion was recorded in final purchase accounting. During the year ended December 31, 2021, valuation allowances on deferred tax assets that were not anticipated to be realized increased by $3.6 million of which $0.2 million was recorded in purchase accounting and the remainder of $3.4 million was recorded to deferred expense.

Our deferred tax valuation allowances are primarily the result of uncertainties regarding the future realization of recorded tax benefits on tax losses. The measurement of deferred tax assets is reduced by a valuation allowance if, based upon available evidence, it is more likely than not that the deferred tax assets will not be realized. We have evaluated the realizability of our deferred tax assets in each jurisdiction by assessing the adequacy of expected taxable income, including the reversal of existing temporary differences, historical and projected operating results, and the availability of prudent and feasible tax planning strategies. Based on this analysis, we have determined that the valuation allowances recorded as of December 31, 2022 and December 31, 2021 are appropriate.

We have deferred tax assets related to U.S. federal tax and state tax carryforwards for net operating losses (“NOL”) in the amount of $58.9 million. The majority of U.S. federal NOL carryforwards are carried forward indefinitely. Federal NOLs generated after 2017 have an indefinite carryforward and are only available to offset 80 percent of taxable income beginning in 2021. U.S. state NOL carryforwards expire at various dates of which the majority begin to expire in 2039. We have deferred tax assets related to foreign NOL carryforwards, which begin to expire in 2034, in the amount of $17.5 million.

We are not currently under examination for any of the major jurisdictions where we conduct business as of December 31, 2022; however, all of our tax years remain subject to examination. Our management does not believe there are significant uncertain tax positions in 2022 and as a result we do not expect any cash payments in the next 12 months; however, uncertain tax positions related to potential penalties in the amount of $30,000 was recorded in connection with business combinations during the year ended December 31, 2020. A reserve for potential penalties for $0.1 million that was established in 2021 was reversed in 2022 as a result of the Internal Revenue Service’s dismissal of the matters. There was no interest related to uncertain tax positions in 2022 or 2021.

We paid less than $0.1 million for income taxes, net of refunds received, in certain state and national jurisdictions during each of the years ended December 31, 2022 and 2021, respectively.

The Inflation Reduction Act (“IRA”) was enacted on August 16, 2022. The IRA introduced new provisions including a 15% corporate alternative minimum tax for certain large corporations that have at least an average of $1 billion adjusted financial statement income over a consecutive three-tax-year period and a 1% excise tax surcharge on stock repurchases. The IRA is applicable for tax years beginning after December 31, 2022 and had no benefit to our consolidated financial statements for any of the periods presented, and we do not expect it to have a direct material impact on our future results of operations, financial condition, or cash flows.